CAREER EDUCATION CORPORATION THIRD quarter 2018 investor conference call NOVEMBER 1, 2018 Ashish Ghia Senior Vice President & Chief Financial Officer Todd Nelson President & Chief Executive Officer Exhibit 99.2

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by (see, for example, slide 4), and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “believe,” “should,” “will,” “expect,” “estimate,” “continue to,” “outlook,” “trend” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017 and our subsequent filings with the Securities and Exchange Commission that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or any of the forward-looking statements to reflect future events, developments, or changed circumstances or for any other reason. Certain financial information is presented on a non-GAAP basis. The Company believes it is useful to present non-GAAP financial measures which exclude certain significant and non-cash items as a means to understand the performance of its operations.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance. The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation (including the reconciliation) has been posted to our website. Cautionary Statements & Disclosures

2018 Outlook - Total Company Estimated outlook is based on assumptions listed on slide 4 Unused space charges represent the net present value of remaining lease obligations for vacated space less an estimated amount for sublease income. As early lease terminations or subleases occur, or as assumptions are otherwise adjusted, these unused space charges are increased or decreased. These adjustments are also included in the amounts presented. Severance and related costs includes charges related to significant restructuring actions. These restructuring actions are non-recurring charges and are not considered part of ongoing operating results. See slides 5 - 8 for a GAAP to non-GAAP reconciliation of adjusted operating income (loss) Total Company Ending Cash 3rd Quarter 4th Quarter Full Year Actual Actual Actual Outlook Actual Outlook Outlook 2017 2018 (1) 2017 2018 (1) 2017 2018 2019 (1) Operating Income $4,500,000 $19,300,000 $10,700,000 $19.9M - $24.9M $34,100,000 $71.0M - $76.0M Adjustments: Depreciation and amortization 3.6 2,400,000 2.6 ~2.5 14 ~9.5 Growth vs 2018 Unused space charges (2) 7,400,000 2,100,000 1,100,000 ~3.2 12.2 ~9.0 Severance and related costs (3) 0 1,900,000 0 0 0 1,900,000 Significant legal settlements 0 ,100,000 6,500,000 0 6.5 9,600,000 Adjusted Operating Income(4) $15,500,000 $25,800,000 $20,900,000 $25.6M - $30.6M $66,800,000 $101M - $106M As of December 31, 2017 2018(1) 2019 (1) Year-end cash, cash equivalents, restricted cash, and available-for-sale short-term investments $180.1M $215M - $220M Increase vs 2018 42979 Total company 4,539 3,582 7,347 15,468 3rd Quarter 4th Quarter Full Year Actual Actual Actual Outlook Actual Outlook Outlook 2017 2018 2017 2018 (1) 2017 2018 (1) 2019 (1) Operating Income $4,500,000 $19,300,000 $10,700,000 $19.9M - $24.9M $34,100,000 $71.0M - $76.0M Adjustments: Depreciation and amortization 3.6 2,400,000 2.6 ~2.5 14 ~9.5 Growth vs 2018 Unused space charges (2) 7,400,000 2,100,000 1,100,000 ~3.2 12.2 ~9.0 Severance and related costs (3) 0 1,900,000 0 0 0 1,900,000 Significant legal settlements 0 ,100,000 6,500,000 0 6.5 9,600,000 Adjusted Operating Income(4) $15,500,000 $25,800,000 $20,900,000 $25.6M - $30.6M $66,800,000 $101M - $106M As of December 31, 2017 2018(1) 2019 (1) Year-end cash, cash equivalents, restricted cash, and available-for-sale short-term investments $180.1M $215M - $220M Increase vs 2018 42979 Total company 4,539 3,582 7,347 15,468

Outlook Assumptions Achievement of the outlook included within these slides is based on the following key assumptions and factors, among others: Prospective student interest in our programs continues to trend in line with recent experiences Initiatives and investments in student-serving operations continue to positively impact enrollment trends within the University Group Achievement of anticipated recovery rates for our real estate obligations in line with our current expectations No material changes in the current legal or regulatory environment, and excludes legal and regulatory liabilities and other related impacts which are not probable and estimable at this time, and any impact of new or proposed regulations, including the “borrower defense to repayment” and gainful employment regulations and any modifications thereto No material changes in the estimated amount of compensation expense that could be impacted by changes in the Company’s stock price Although these estimates and assumptions are based upon management’s good faith beliefs regarding current events and actions that we may undertake in the future, actual results could differ materially from estimates.

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) and Adjusted Diluted EPS CAREER EDUCATION CORPORATION AND SUBSIDIARIES UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS (1) (In thousands) For The Quarter Ended September 30, For the Year to Date Ended September 30, Adjusted Operating Income (Loss) 2017 2018 2017 2018 University Group and Corporate: Operating income (2)(3) $23,622 $22,969 $70,041 $73,279 Depreciation and amortization (3) 2,605 2,364 7,695 6,916 Unused space charges (3)(4) 0 16 0 1,229 Severance and related costs (3)(5) 0 1,898 0 1,898 Adjusted Operating Income --University Group and Corporate (6) $26,227 $27,247 $77,736 $83,322 All Other Campuses Operating loss (2)(7) $,-19,083 $-3,686 $,-46,617 $,-22,164 Depreciation and amortization (7) 977 0 3,673 133 Unused space charges (4)(7) 7,347 2,098 11,158 4,545 Significant legal settlements (7) 0 134 0 9,595 Adjusted Operating Loss --All Other Campuses (6) $,-10,759 $-1,454 $,-31,786 $-7,891 Total Company Operating income $4,539 $19,283 $23,424 $51,115 Depreciation and amortization 3,582 2,364 11,368 7,049 Unused space charges (4) 7,347 2,114 11,158 5,774 Severance and related costs (5) 0 1,898 0 1,898 Significant legal settlements 0 134 0 9,595 Adjusted Operating Income --Total Company $15,468 $25,793 $45,950 $75,431 $0 $0 $0 $0

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) and Adjusted Diluted EPS cont’d CAREER EDUCATION CORPORATION AND SUBSIDIARIES UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS (1) (In thousands) For the Quarter Ended September 30, For the Year to Date Ended September 30, ACTUAL ACTUAL 2017 2018 2017 2018 Total Company Operating income $4,539 $19,283 $23,424 $51,115 Depreciation and amortization 3,582 2,364 11,368 7,049 Unused space charges (4) 7,347 2,114 11,158 5,774 Severance and related costs (5) 0 1,898 0 1,898 Significant legal settlements 0 134 0 9,595 Adjusted Operating Income --Total Company $15,468 $25,793 $45,950 $75,431 For the Quarter Ended December 31, For the Year to Date Ended December 31, ACTUAL OUTLOOK ACTUAL OUTLOOK 2017 2018 2017 2018 Total Company Operating income $10,712 $19.9M - $24.9M $34,136 $71.0M - $76.0M Depreciation and amortization 2,622 ~2.5 13,990 ~9.5 Unused space charges (4) 1,009 ~3.2 12,167 ~9.0 Severance and related costs (5) 0 0 0 1.9 Significant legal settlements 6,543 0 6,543 9.6 Adjusted Operating Income --Total Company $20,886 $25.6M - $30.6M $66,836 $101M - $106M 20886 66836

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) and Adjusted Diluted EPS cont’d CAREER EDUCATION CORPORATION AND SUBSIDIARIES UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS (1) For the Quarter Ended September 30, For the Year to Date Ended September 30, Adjusted Earnings Per Share 2017 2018 2017 2018 Earnings Per Share- Diluted $4.4126155365836452E-2 $0.20695082880624041 $0.17669119728276253 $0.57556877843892196 NON-GAAP DILUTED EPS ADJUSTMENTS Unused space charges (8) 6.3242362238058278E-2 2.2085248641872127E-2 9.6325785451457688E-2 6.0630031501575081E-2 Severance and related costs (8) 0 1.9828666945256999E-2 0 1.9929996499824992E-2 Significant legal settlements (8) 0 1.3999164229001255E-3 0 0.10075253762688134 Total Adjustments (8) $6.3242362238058278E-2 $4.3313832010029252E-2 $9.6325785451457688E-2 $0.18131256562828141 Adjusted Diluted Earnings Per Share (NON-GAAP) $9.7368517603894741E-2 $0.25026466081626964 $0.28301698273422021 $0.75688134406720331 0.25 0.76 0.75 Tax effect benefit 0.25 1

Reconciliation of GAAP to Non-GAAP Items – Adjusted Operating Income (Loss) and Adjusted Diluted EPS cont’d (1) The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its operations. As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its operations, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company’s historical results and to provide estimates of future performance. The Company believes adjusted operating income (loss) and adjusted diluted earnings per share allows it to analyze and assess its ongoing operations and compare current operating results with the operational performance of other companies in its industry because it does not give effect to potential differences caused by items it does not consider reflective of underlying operating performance, such as restructuring charges and significant legal reserves. In evaluating adjusted operating income (loss) and adjusted diluted earnings per share, investors should be aware that in the future the Company may incur expenses similar to the adjustments presented above. The presentation of adjusted operating income (loss) and adjusted diluted earnings per share should not be construed as an inference that the Company's future results will be unaffected by expenses that are unusual, non-routine or non-recurring. Adjusted operating income (loss) and adjusted diluted earnings per share has limitations as an analytical tool, and it should not be considered in isolation, or as a substitute for net income (loss), operating income (loss), diluted earnings per share, or any other performance measure derived in accordance with and reported under GAAP or as an alternative to cash flow from operating activities or as a measure of liquidity. Non-GAAP financial measures, when viewed in a reconciliation to corresponding GAAP financial measures, provide an additional way of viewing the Company’s results of operations and the factors and trends affecting the Company’s business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP. (2) Operating income for the University Group and Corporate and operating loss for All Other Campuses make up the components of operating income. A reconciliation of these components for the quarters and years to date ended September 30, 2018 and 2017 is presented below: For the Quarter Ended September 30, For the Year to Date Ended September 30, ACTUAL ACTUAL 2017 2018 2017 2018 Operating income for University Group and Corporate $23,622 $22,969 $70,041 $73,279 Operating loss for All Other Campuses ,-19,083 -3,686 ,-46,617 ,-22,164 Operating income $4,539 $19,283 $23,424 $51,115 (3) Amounts relate to the University Group and Corporate. (4) Unused space charges represent the net present value of remaining lease obligations for vacated space less an estimated amount for sublease income. These charges relate to exited leased space and therefore are not considered representative of ongoing operations. As early lease terminations or subleases, or as assumptions are otherwise adjusted, these unused space charges are increased or decreased. These adjustments are also included in the amounts presented. (5) Severance and related costs includes charges related to significant restructuring actions. These restructuring actions are non-recurring charges and are not considered part of ongoing operating results. (6) Management assesses results of operations for the University Group and Corporate separately from All Other Campuses. Because All Other Campuses have been announced for teach-out or have been taught out, management views these operations as not reflective of the ongoing business. As a result, management views adjusted operating income from the University Group and Corporate separately from the remainder of the organization, to assess results and make decisions. (7) Amounts relate to the All Other Campuses Group. (8) Adjustments include a tax effect of 25% and 39% for each of the periods ending in 2018 and 2017, respectively, based on a normalized federal and state income tax rate.